UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street,

Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

ftinstitutional.com	Not part of the annual report	1

ANNUAL REPORT

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.1 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

The foregoing information reflects our analysis and opinions as of December 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information

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Foreign Smaller Companies Series

This annual report for Foreign Smaller Companies Series (Fund) covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund posted a +22.86% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., posted a +22.93% total return.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors (ESG) on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Geographic Composition

Based on Total Net Assets as of 12/31/19

Manager’s Discussion

Several holdings performed well during the period under review. Belgium-based Barco is a market leader in cinema projection, wireless meeting-room technology and displays for health care. We believe its upcoming wave of projector upgrades should drive a return to growth in the cinema business, as laser technology offers total cost-of-ownership and image-quality benefits over the old, existing xenon lamp-based projectors. Its ClickShare product is a runaway success, and we believe it has a clear potential for further growth.

Shares of U.K. sandwich retailer Greggs rose amid surprisingly strong sales results as shorter queues and enhanced marketing efforts drove improvements. Looking at the longer term, Greggs is a leading player in the U.K. take-away sandwich and savories market, with growth opportunities from new products and organic store expansion.

The stock of Hong Kong-based Techtronic Industries, a global-leading power tools company, rose after the announcement of strong financial results. We expect Techtronic to continue to gain market share by penetrating entirely new markets and making the business less reliant on growth in the power tools market.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 25.

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FOREIGN SMALLER COMPANIES SERIES

Portfolio Composition

12/31/19

Sector/Industry	% of Total Net Assets
Machinery	12.7%
Leisure Products	7.2%
Textiles, Apparel & Luxury Goods	6.7%
Electronic Equipment, Instruments & Components	6.7%
Professional Services	5.7%
Food Products	4.4%
Banks	3.5%
Capital Markets	3.5%
Specialty Retail	3.4%
Diversified Consumer Services	2.4%
Household Durables	2.3%
Metals & Mining	2.3%
Containers & Packaging	2.3%
Electrical Equipment	2.2%
Life Sciences Tools & Services	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Other	26.3%
Short-Term Investments & Other Net Assets	4.1%

In contrast, the Fund had some underperformers during the period under review. China-based Goodbaby International is a leading juvenile-durables manufacturer. We believe Goodbaby International’s shares could potentially appreciate and its valuation multiples increase due to the company’s greater focus on self-owned brands, a structural uptrend in profit margins and better profitability. Earnings growth, in our view, should be driven by cross-selling of self-owned brands in different regions, product-mix upgrades, cost-saving synergies and new business lines.

China ZhengTong Auto Services Holdings, a car dealer in China focusing on premium brands, was impacted by U.S.-China trade war concerns. The company has achieved a competitive advantage by carefully nurturing strong relationships with key luxury automobile suppliers. The continued expansion of the China’s middle and upper classes, in our view, provides a long-term growth driver for ZhengTong.

Japan-based Fuji Oil Holdings, a confectionery and baking ingredient manufacturer and a global player in the oligopolistic cocoa butter alternative industry, was impacted by concerns over a recent acquisition in Brazil. Looking at the longer term, we expect high demand for new products and strong revenue growth aided by international sales. As

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
OneSpaWorld Holdings Ltd. Diversified Consumer Services, Bahamas	2.4%
Technogym SpA Leisure Products, Italy	2.0%
Barco NV Electronic Equipment, Instruments & Components, Belgium	1.9%
Techtronic Industries Co. Ltd. Machinery, Hong Kong	1.9%
Huhtamaki OYJ Containers & Packaging, Finland	1.9%
Rational AG Machinery, Germany	1.9%
Tsumura & Co. Pharmaceuticals, Japan	1.8%
MEITEC Corp. Professional Services, Japan	1.8%
The Thule Group AB Leisure Products, Sweden	1.7%
Stabilus SA Machinery, Germany	1.7%

investments to expand capacity and product lines unfold, we believe profit margins will normalize as well.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA Portfolio Manager

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FOREIGN SMALLER COMPANIES SERIES

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of December 31, 2019

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

	Cumulative Total Return[2]	Average Annual Total Return[3]
1-Year	+22.86%	+22.86%
5-Year	+35.75%	+6.30%
10-Year	+109.96%	+7.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 8 for Performance Summary footnotes.

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FOREIGN SMALLER COMPANIES SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/1/10–12/31/19

See page 8 for Performance Summary footnotes.

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FOREIGN SMALLER COMPANIES SERIES

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Net Investment Income	Long-Term Capital Gain	Total
$0.3747	$0.2807	$0.6554

Total Annual Operating Expenses5

With Fee Waiver	Without Fee Waiver
1.01%	1.02%

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large-company stocks, particularly over the short term. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equity securities of global developed and emerging markets, excluding the U.S.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical
	(actual return after expenses)		(5% annual return before expenses)
Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
$1,000	$1,073.30	$5.38	$1,020.01	$5.24	1.03%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

ftinstitutional.com	Annual Report	9

Global Equity Series

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund posted a +12.20% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, posted a +27.30% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We attempt to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries

Geographic Composition

Based on Total Net Assets as of 12/31/19

where economic and political factors, including currency movements, are favorable to capital growth.

Manager’s Discussion

The Fund posted double-digit percentage absolute gains but underperformed its benchmark, the MSCI ACWI, in 2019, a year when value stocks posted their worst annual performance relative to growth stocks since the peak of the technology, media and telecommunication bubble two decades ago.

An underweighting and stock selection in the information technology (IT) sector detracted significantly from relative performance.2 Although our IT holdings overall posted strong absolute gains during the year, an underweight allocation to the market-leading sector pressured performance relative to the benchmark. There were no IT holdings among the Fund’s 10 biggest relative detractors, though the sector included one of the Fund’s top relative contributors during the year, Netherlands-based semiconductor solutions company NXP Semiconductors. Tellingly, broad sector outperformance during the year was driven almost entirely by multiples expansion, not by fundamentals, which actually deteriorated in 2019. Within the IT sector, we have avoided what we considered to be expensive, momentum-driven stocks, finding opportunities instead among hardware companies with restructuring potential, semiconductor manufacturers excessively pressured by supply concerns

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 31.

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GLOBAL EQUITY SERIES

and, occasionally, mature software firms with healthy cash flows and new growth opportunities.

Stock selection in the communication services sector also detracted from relative performance.3 Chinese telecommunication firms China Telecom and China Mobile both fell to their lowest stock price levels in more than a decade amid concerns about elevated 5G capital expenditures. We continue to believe these stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market. Within the telecommunication services industry more generally, we look for what we view as lowly valued firms with strong balance sheets, declining capital intensity and attractive dividends operating in markets with stable competitive dynamics and regulatory structures.

Stock selection and an overweighting in the energy sector also detracted from relative performance amid oil price volatility during the period.4 U.K.-based integrated energy producer BP was among the sector’s biggest relative detractors; the firm reported higher oil and gas production in 2019 and solid results from its energy trading business, but investors hoping for a dividend increase during the year were disappointed when the firm’s chief financial officer indicated that raising the dividend payout would be premature with leverage at current levels. BP has made solid progress selling assets to shore up its balance sheet, and we believe its financial position has the potential to be further strengthened by firmer oil prices and rising production following years of investment.

Turning to contributors, stock selection and an overweighting in the financials sector benefited relative performance.5 U.S. bank Citigroup and French lender BNP Paribas both finished the period among the Fund’s top three relative contributors. Citigroup’s share price reached a post-financial crisis high at year-end as the steeper yield curve—with yields on long-term U.S. Treasuries higher than short-term U.S. Treasuries—aided profitability and improving conditions abroad buoyed sentiment at the global bank. We believe Citigroup remains one of the cheapest major U.S. banks and one of the few with material scope to benefit from ongoing self-help measures. BNP Paribas benefited from solid results at its fixed income unit and more benign European economic conditions. In our view, BNP Paribas is a diverse, high-quality European bank with an excellent track record of managing

Portfolio Composition

12/31/19

Sector/Industry	% of Total Net Assets
Banks	13.4%
Pharmaceuticals	11.3%
Oil, Gas & Consumable Fuels	10.3%
Diversified Telecommunication Services	8.0%
Food & Staples Retailing	4.9%
Metals & Mining	4.6%
Multi-Utilities	4.1%
Wireless Telecommunication Services	3.2%
Semiconductors & Semiconductor Equipment	3.2%
Health Care Providers & Services	3.1%
Industrial Conglomerates	2.8%
Real Estate Management & Development	2.7%
Media	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Aerospace & Defense	2.2%
Other	15.7%
Other Net Assets	5.8%

credit risk and maintaining profitability in various economic conditions.

From a regional standpoint, key detractors from performance compared to the benchmark index included stock selection and an overweighting in Asia, pressured by relative weakness in Japan and China. In Europe, relative weakness in Germany, the U.K. and Italy more than offset relative strength in France and the Netherlands, while in North America, stock selection and an underweighting in the U.S. dampened relative performance.

As investors, we can neither predict the future nor time the markets. However, we can observe the market direction and take prudent steps to prepare our portfolios for probable outcomes. Trends that appear extended, expensive and unsustainable are ones we will always seek to avoid, despite the challenges avoiding these trends has caused during this unusually prolonged market cycle. In today’s environment, this means acknowledging the inconsistencies and problems facing the global financial system and constructing

3. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

4. The energy sector comprises oil, gas and consumable fuels in the SOI.

5. The financials sector comprises banks and diversified financial services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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GLOBAL EQUITY SERIES

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Deutsche Telekom AG Diversified Telecommunica tion Services, Germany	3.2%
Verizon Communications Inc. Diversified Telecommunication Services, U.S.	2.9%
Wells Fargo & Co. Banks, U.S.	2.6%
The Kroger Co. Food & Staples Retailing, U.S.	2.4%
Allergan PLC Pharmaceuticals, U.S.	2.3%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.3%
Citigroup Inc. Banks, U.S.	2.3%
Standard Chartered PLC Banks, U.K.	2.3%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.2%
BAE Systems PLC Aerospace & Defense, U.K.	2.2%

high-quality, high-conviction portfolios to manage growing risks and capitalize on evolving opportunities.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Antonio T. Docal, CFA Lead Portfolio Manager

Peter A. Nori, CFA Portfolio Manager

Matthew R. Nagle, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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GLOBAL EQUITY SERIES

Performance Summary as of December 31, 2019

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

	Cumulative Total Return[2]	Average Annual Total Return[3]
1-Year	+12.20%	+12.20%
5-Year	+17.23%	+3.23%
10-Year	+88.15%	+6.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

See page 15 for Performance Summary footnotes.

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GLOBAL EQUITY SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/1/10–12/31/19

See page 15 for Performance Summary footnotes.

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GLOBAL EQUITY SERIES

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
$0.0279	$0.0071	$0.2865	$0.3215

Total Annual Operating Expenses5

With Fee Waiver	Without Fee Waiver
0.85%	0.85%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com	Annual Report	15

GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
$1,000	$1,028.20	$4.75	$1,020.52	$4.74	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

16	Annual Report	ftinstitutional.com

International Equity Series

This annual report for International Equity Series (Fund) covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund invests predominantly in companies located outside the U.S. including companies located in developing market countries.

Performance Overview

The Fund’s Primary shares posted a +11.57% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S., posted a +22.13% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East Index (EAFE), which measures stock market performance in global developed markets excluding the U.S. and Canada, posted a +22.66% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential

Geographic Composition

Based on Total Net Assets as of 12/31/19

impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We attempt to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Manager’s Discussion

The Fund posted double-digit percentage absolute gains but underperformed its benchmark, the MSCI ACWI ex USA Index, in 2019, a year when value stocks delivered their worst annual performance relative to growth stocks since the peak of the technology, media and telecommunication bubble two decades ago.

Stock selection and an overweighting resulted in communication services being the most significant sector detractor from relative performance during the year.2 Luxembourg-based satellite operator SES was among the sector’s biggest relative detractors, as its shares declined due to a regulatory ruling that many investors believe will impact an upcoming spectrum auction. We remain constructive on the stock given its strong balance sheet, healthy dividend yield and our expectation of renewed growth in SES’s core business. Elsewhere in the sector, Chinese telecommunication firms China Telecom and China Mobile both fell to their lowest stock price levels in more than

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 36.

ftinstitutional.com	Annual Report	17

INTERNATIONAL EQUITY SERIES

a decade amid concerns about elevated 5G capital expenditures. We continue to believe these stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market.

Stock selection in the health care sector, as well as stock selection and an overweighting in the energy sector, also detracted from relative performance.3 In the health care sector, shares of Israeli generic drugmaker Teva Pharmaceutical Industries (not held at period-end) declined amid a series of legal and regulatory setbacks that, in our assessment, impaired the balance of risks, leading us to sell the stock. Global pharmaceuticals stocks more broadly have experienced solid earnings revisions and improving pipeline prospects, but concerns about U.S. health care reform are overshadowing fundamentals. History suggests that companies capable of innovating to provide products that address unmet medical needs will continue to thrive and profit. In the energy sector, Italian integrated energy firm ENI declined amid volatile oil prices as investors overlooked strong production growth and focused instead on tepid earnings results and one-off issues. In our view, ENI stands out among major oil companies given its successful exploration and organic growth efforts, underleveraged balance sheet, commitment to shareholder return and strong track record of strategic execution.

Turning to contributors, stock selection in the materials sector benefited relative performance.4 Shares of Canadian mining firm Wheaton Precious Metals rallied as the price of gold broke out of a six-year trading range. We continue to like Wheaton Precious Metals’ attractive, capital-light streaming model, which provides financing for (primarily) base metals miners in return for a claim on their precious metals byproduct. More generally, we have maintained a modest precious metals allocation as a portfolio hedge and diversifier, in anticipation of an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying.

Stock selection in the utilities sector also contributed to relative performance.5 French water, waste and energy utility Veolia Environnement was the sector’s top relative contributor, as its shares rose during the year as cost savings came in ahead of schedule and underlying businesses showed good organic growth trends. Restructuring progress

Portfolio Composition

12/31/19

Sector/Industry	% of Total Net Assets
Banks	14.8%
Oil, Gas & Consumable Fuels	10.9%
Pharmaceuticals	10.7%
Metals & Mining	6.8%
Diversified Telecommunication Services	6.1%
Multi-Utilities	5.2%
Real Estate Management & Development	4.9%
Wireless Telecommunication Services	4.4%
Semiconductors & Semiconductor Equipment	3.8%
Food & Staples Retailing	3.2%
Industrial Conglomerates	3.2%
Technology Hardware, Storage & Peripherals	3.1%
Beverages	2.8%
Chemicals	2.8%
Health Care Providers & Services	2.6%
Aerospace & Defense	2.5%
Other	8.6%
Short-Term Investments & Other Net Assets	3.6%

has been obscured in recent years by macro- and industry-related challenges, and we were encouraged in 2019 to see those headwinds fade and investors begin to recognize Veolia’s solid progress and prospects for long-term value creation.

From a regional standpoint, key detractors from performance compared to the index included stock selection in Asia, pressured by relative weakness in China and Japan. In Europe, relative weakness in Germany and the U.K. more than offset relative strength in France and the Netherlands.

As investors, we can neither predict the future nor time the markets. However, we can observe the market direction and take prudent steps to prepare our portfolios for probable outcomes. Trends that appear extended, expensive and unsustainable are ones we will always seek to avoid, despite the challenges avoiding these trends has caused during this unusually prolonged market cycle. In today’s environment, this means acknowledging the inconsistencies and problems facing the global financial system and constructing

3. The health care sector comprises health care providers and services and pharmaceuticals in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

4. The materials sector comprises chemicals and metals and mining in the SOI.

5. The utilities sector comprises multi-utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

18	Annual Report	ftinstitutional.com

INTERNATIONAL EQUITY SERIES

high-quality, high-conviction portfolios to manage growing risks and capitalize on evolving opportunities.

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Deutsche Telekom AG Diversified Telecommunication Services, Germany	3.3%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.0%

Standard Chartered PLC Banks, U.K.	3.0%

Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.9%

BNP Paribas SA Banks, France	2.9%

E.ON SE Multi-Utilities, Germany	2.7%

Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	2.7%

Barrick Gold Corp. Metals & Mining, Canada	2.6%

Wheaton Precious Metals Corp. Metals & Mining, Canada	2.6%

Sanofi Pharmaceuticals, France	2.5%

Thank you for your continued participation in International Equity Series. We look forward to serving your future investment needs.

Antonio T. Docal, CFA Lead Portfolio Manager

Peter A. Nori, CFA Matthew R. Nagle, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com	Annual Report	19

INTERNATIONAL EQUITY SERIES

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
Primary 1-Year	+11.57%	+11.57%
5-Year	+15.10%	+2.85%
10-Year	+44.52%	+3.75%

Service 1-Year	+11.34%	+11.34%
5-Year	+14.17%	+2.69%
10-Year	+42.33%	+3.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 22 for Performance Summary footnotes.

20	Annual Report	ftinstitutional.com

INTERNATIONAL EQUITY SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Primary Shares (1/1/10–12/31/19)

Service Shares (1/1/10–12/31/19)

See page 22 for Performance Summary footnotes.

ftinstitutional.com	Annual Report	21

INTERNATIONAL EQUITY SERIES

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
Primary	$1.0222	$0.0118	$1.0340
Service	$0.8506	$0.0118	$0.8624

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
Primary	0.81%	0.81%
Service	0.96%	0.96%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign investing involves special risks, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ small or midcap size and lesser liquidity. Because the Fund may invest in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

22	Annual Report	ftinstitutional.com

INTERNATIONAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Primary Shares	$1,000	$1,050.00	$4.19	$1,021.12	$4.13	0.81%
Service Shares	$1,000	$1,048.90	$4.96	$1,020.37	$4.89	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

ftinstitutional.com	Annual Report	23

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

Foreign Smaller Companies Series

	Year Ended December 31,

	2019	2018	2017	2016	2015

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.96	$25.08	$19.93	$20.90	$20.80

Income from investment operations[a]:

Net investment income[b]	0.30	0.37	0.30	0.29	0.28

Net realized and unrealized gains (losses)	3.79	(4.97)	6.49	(0.48)	0.12

Total from investment operations	4.09	(4.60)	6.79	(0.19)	0.40

Less distributions from:

Net investment income	(0.37)	(0.21)	(0.68)	(0.41)	(0.28)

Net realized gains	(0.28)	(2.31)	(0.96)	(0.37)	(0.02)

Total distributions	(0.65)	(2.52)	(1.64)	(0.78)	(0.30)

Net asset value, end of year	$21.40	$17.96	$25.08	$19.93	$20.90

Total return	22.86%	(18.48)%	34.18%	(0.85)%	1.88%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.01%	0.99%	0.99%	0.98%

Expenses net of waiver and payments by affiliates	1.02%[c]	1.00%[d]	0.98%[d]	0.98%[d]	0.98%[c,d]

Net investment income	1.48%	1.54%	1.28%	1.44%	1.28%

Supplemental data

Net assets, end of year (000’s)	$782,971	$739,576	$1,040,180	$931,879	$1,260,407

Portfolio turnover rate	39.48%	34.10%	25.97%	21.36%	29.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2019

Foreign Smaller Companies Series

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 94.9%

Argentina 0.9%

[a]Livent Corp.	Chemicals	799,000	$6,831,450

Bahamas 2.4%

[a]OneSpaWorld Holdings Ltd.	Diversified Consumer Services	1,063,020	17,901,257

[a]OneSpaWorld Holdings Ltd., wts., 3/19/24	Diversified Consumer Services	210,345	1,228,415

			19,129,672

Belgium 3.0%

Barco NV	Electronic Equipment, Instruments & Components	62,168	15,268,308

Ontex Group NV	Personal Products	379,020	7,969,725

			23,238,033

Bermuda 0.7%

Axis Capital Holdings Ltd.	Insurance	91,830	5,458,375

Brazil 3.1%

Camil Alimentos SA	Food Products	4,459,500	9,996,292

Grendene SA	Textiles, Apparel & Luxury Goods	2,315,500	7,074,099

M. Dias Branco SA	Food Products	791,300	7,510,410

			24,580,801

Canada 4.7%

Canaccord Genuity Group Inc.	Capital Markets	1,422,338	5,301,183

[a,b]Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	102,500	3,710,554

Canadian Western Bank	Banks	416,415	10,225,993

Computer Modelling Group Ltd.	Energy Equipment & Services	1,561,904	9,886,686

The North West Co. Inc.	Food & Staples Retailing	299,400	6,301,095

Russel Metals Inc.	Trading Companies & Distributors	90,700	1,548,451

			36,973,962

China 3.8%

China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	8,364,000	2,983,961

aGoodbaby International Holdings Ltd.	Household Durables	15,014,600	3,333,452

Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	6,739,200	3,087,528

Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	416,700	6,838,047

Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	639,500	3,857,205

Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	18,246,715	9,694,365

			29,794,558

Denmark 0.4%

Matas AS	Specialty Retail	396,909	3,282,160

Finland 2.3%

Huhtamaki OYJ	Containers & Packaging	320,140	14,856,289

[a]Outotec OYJ	Machinery	511,999	3,306,136

			18,162,425

ftinstitutional.com	Annual Report	25

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
France 1.8%
Beneteau SA	Leisure Products	398,336	$4,837,912
Maisons du Monde SA	Specialty Retail	181,372	2,638,093
Nexans SA	Electrical Equipment	127,836	6,234,799

			13,710,804

Germany 7.4%
Gerresheimer AG	Life Sciences Tools & Services	158,042	12,229,298
Grand City Properties SA	Real Estate Management & Development	336,361	8,064,794
Jenoptik AG	Electronic Equipment, Instruments & Components	270,261	7,722,586
Rational AG	Machinery	18,176	14,614,952
Stabilus SA	Machinery	197,604	13,440,222
[a] zooplus AG	Internet & Direct Marketing Retail	16,495	1,579,756

			57,651,608

Hong Kong 4.0%
Johnson Electric Holdings Ltd.	Electrical Equipment	1,647,241	3,745,891
Techtronic Industries Co. Ltd.	Machinery	1,846,000	15,055,029
Value Partners Group Ltd.	Capital Markets	8,652,000	5,329,569
VTech Holdings Ltd.	Communications Equipment	727,100	7,184,875

			31,315,364

India 0.9%
DCB Bank Ltd.	Banks	1,551,914	3,738,687
Welspun India Ltd.	Textiles, Apparel & Luxury Goods	5,185,935	3,488,542

			7,227,229

Indonesia 0.7%
[a] PT XL Axiata Tbk	Wireless Telecommunication Services	23,013,700	5,221,909

Italy 4.6%
Interpump Group SpA	Machinery	387,449	12,270,412
[a] Sanlorenzo SpA/Ameglia	N/A	446,150	7,992,350
Technogym SpA	Leisure Products	1,223,719	15,905,417

			36,168,179

Japan 23.7%
Anicom Holdings Inc.	Insurance	276,500	9,375,684
Asahi Co. Ltd.	Specialty Retail	280,700	3,649,681
Asics Corp.	Textiles, Apparel & Luxury Goods	707,700	11,825,932
Bunka Shutter Co. Ltd.	Building Products	524,700	4,654,344
Daibiru Corp.	Real Estate Management & Development	653,400	7,894,311
Dowa Holdings Co. Ltd.	Metals & Mining	204,400	7,664,412
en-japan Inc.	Professional Services	184,900	8,124,201
Fuji Oil Holdings Inc.	Food Products	432,800	11,692,669
Hoshino Resorts REIT Inc.	Equity Real Estate Investment Trusts (REITs)	1,064	5,492,560
Idec Corp.	Electrical Equipment	358,300	7,457,783
IDOM Inc.	Specialty Retail	1,226,600	7,088,151
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	78,200	6,670,476
MEITEC Corp.	Professional Services	242,900	13,745,894

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TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Japan (continued)
Morita Holdings Corp.	Machinery	235,200	$3,947,594
Nichiha Corp.	Building Products	401,100	9,906,164
Nihon Parkerizing Co. Ltd.	Chemicals	354,300	3,833,971
Nissei Asb Machine Co., Ltd.	Machinery	184,700	8,098,417
Qol Co. Ltd.	Food & Staples Retailing	498,500	7,018,220
Square Enix Holdings Co. Ltd.	Entertainment	142,000	7,095,100
Tadano Ltd.	Machinery	588,700	5,422,486
Taiyo Holdings Co. Ltd.	Chemicals	80,400	3,295,901
TechnoPro Holdings Inc.	Professional Services	150,600	10,601,242
Tsumura & Co.	Pharmaceuticals	485,400	14,337,557
Zojirushi Corp.	Household Durables	372,100	7,046,532

			185,939,282

Netherlands 5.2%
Aalberts NV	Machinery	108,789	4,881,277
Accell Group NV	Leisure Products	191,044	5,527,554
Arcadis NV	Construction & Engineering	372,877	8,689,425
Flow Traders	Capital Markets	191,508	4,626,074
Intertrust NV	Professional Services	614,910	11,936,817
PostNL NV	Air Freight & Logistics	2,231,735	5,035,592

			40,696,739

Poland 0.2%
CCC SA	Textiles, Apparel & Luxury Goods	55,433	1,607,558

South Korea 1.7%
BNK Financial Group Inc.	Banks	881,335	5,840,039
DGB Financial Group Inc.	Banks	1,178,502	7,258,656

			13,098,695

Spain 0.8%

Construcciones y Auxiliar de Ferrocarriles SA	Machinery	142,779	6,564,900

Sweden 5.2%
Cloetta AB, B	Food Products	1,652,152	5,591,725
Dometic Group AB	Auto Components	1,061,706	10,691,648
Granges AB	Metals & Mining	979,944	10,352,700
Tethys Oil AB	Oil, Gas & Consumable Fuels	47,329	426,487
[c]The Thule Group AB, Reg S	Leisure Products	584,999	13,491,041

			40,553,601

Switzerland 3.9%
Bucher Industries AG	Machinery	36,178	12,704,268
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	59,815	6,224,741
Logitech International SA	Technology Hardware, Storage & Peripherals	148,400	6,998,544
Tecan Group AG	Life Sciences Tools & Services	15,629	4,393,208

			30,320,761

ftinstitutional.com	Annual Report	27

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Taiwan 6.6%

Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,185,037	$9,477,058

Giant Manufacturing Co. Ltd.	Leisure Products	1,431,482	10,193,764

King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	9,333,000	11,716,564

Merida Industry Co. Ltd.	Leisure Products	1,233,000	7,275,735

Quang Viet Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	675,200	3,431,193

Tripod Technology Corp.	Electronic Equipment, Instruments & Components	2,240,000	9,398,549

			51,492,863

United Kingdom 6.9%

Bellway PLC	Household Durables	81,185	4,093,495

Card Factory PLC	Specialty Retail	1,486,090	2,911,045

Coats Group PLC	Textiles, Apparel & Luxury Goods	4,091,689	4,042,751

Greggs PLC	Hotels, Restaurants & Leisure	387,838	11,804,183

Man Group PLC	Capital Markets	5,575,804	11,668,100

Oxford Instruments PLC	Electronic Equipment, Instruments & Components	307,711	6,276,237

SIG PLC	Trading Companies & Distributors	3,560,497	5,800,311

Vistry Group PLC	Household Durables	203,793	3,665,427

[a]Watches of Switzerland Group PLC	Specialty Retail	677,818	3,375,487

			53,637,036

Total Common Stocks and Other Equity Interests (Cost $542,638,223)			742,657,964

Preferred Stocks (Cost $2,711,024) 1.0%

Brazil 1.0%

[a]Alpargatas SA, pfd	Textiles, Apparel & Luxury Goods	976,800	8,068,108

Total Investments before Short Term Investments (Cost $545,349,247)			750,726,072

		Principal Amount

Short Term Investments 4.8%

U.S. Government and Agency Securities (Cost $35,897,750) 4.6%

United States 4.6%

[d]FHLB, 1/02/20		$35,900,000	35,900,000

28	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)

	Shares	Value

Short Term Investments (continued)

[e] Investments from Cash Collateral Received for Loaned Securities 0.2%

Money Market Funds (Cost $1,722,366) 0.2%

United States 0.2%

[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	1,722,366	$1,722,366

Total Investments (Cost $582,969,363) 100.7%		788,348,438

Other Assets, less Liabilities (0.7)%		(5,377,798)

Net Assets 100.0%		$782,970,640

See Abbreviations on page 56.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2019. See Note 1(c).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the value of this security was $13,491,041, representing 1.7% of net assets.

dThe security was issued on a discount basis with no stated coupon rate.

eSee Note 1(c) regarding securities on loan.

fSee Note 3(d) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

Global Equity Series

	Year Ended December 31,
	2019	2018	2017	2016	2015

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.56	$10.59	$ 8.95	$ 8.73	$ 9.64

Income from investment operations[a]:

Net investment income[b]	0.22	0.16	0.16	0.16	0.14

Net realized and unrealized gains (losses)	0.68	(1.71)	1.71	0.25	(0.43)

Total from investment operations	0.90	(1.55)	1.87	0.41	(0.29)

Less distributions from:

Net investment income	(0.03)	(0.16)	(0.19)	(0.15)	(0.16)

Net realized gains	(0.29)	(1.32)	(0.04)	(0.04)	(0.46)

Total distributions	(0.32)	(1.48)	(0.23)	(0.19)	(0.62)

Net asset value, end of year	$ 8.14	$ 7.56	$10.59	$ 8.95	$ 8.73

Total return	12.20%	(14.49)%	20.88%	4.67%	(3.43)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.85%	0.82%	0.84%	0.81%

Expenses net of waiver and payments by affiliates	0.89%	0.85% [c]	0.82% [c,d]	0.84% [c]	0.81%	[c,d]

Net investment income	2.69%	1.54%	1.65%	1.82%	1.47%

Supplemental data

Net assets, end of year (000’s)	$11,808	$243,400	$327,015	$280,709	$282,830

Portfolio turnover rate	45.16%	34.14%	25.27%	27.91%	36.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

30	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2019

Global Equity Series

	Industry	Shares	Value

Common Stocks 94.2%

Canada 4.4%

Barrick Gold Corp.	Metals & Mining	11,000	$204,490

Husky Energy Inc.	Oil, Gas & Consumable Fuels	10,400	83,450

Wheaton Precious Metals Corp.	Metals & Mining	7,800	232,090

			520,030

China 3.2%

[a] Baidu Inc., ADR	Interactive Media & Services	1,060	133,984

China Mobile Ltd.	Wireless Telecommunication Services	14,500	121,883

China Telecom Corp. Ltd., H	Diversified Telecommunication Services	300,000	123,584

			379,451

Denmark 0.3%

A.P. Moeller-Maersk AS, B	Marine	23	33,165

France 8.5%

BNP Paribas SA	Banks	2,989	177,087

Cie Generale des Etablissements Michelin SCA	Auto Components	760	92,986

Compagnie de Saint-Gobain	Building Products	2,751	112,607

Sanofi	Pharmaceuticals	1,553	156,083

Total SA	Oil, Gas & Consumable Fuels	3,838	211,763

Veolia Environnement SA	Multi-Utilities	9,566	254,356

			1,004,882

Germany 8.8%

Bayer AG	Pharmaceuticals	1,988	162,326

Deutsche Telekom AG	Diversified Telecommunication Services	22,768	372,018

E.ON SE	Multi-Utilities	20,568	219,681

Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	1,775	131,298

Siemens AG, ADR	Industrial Conglomerates	2,437	158,332

			1,043,655

Hong Kong 2.4%

CK Asset Holdings Ltd.	Real Estate Management & Development	5,600	40,425

CK Hutchison Holdings Ltd.	Industrial Conglomerates	19,040	181,547

Sun Hung Kai Properties Ltd.	Real Estate Management & Development	4,000	61,240

Swire Pacific Ltd., A	Real Estate Management & Development	600	5,575

			288,787

Ireland 0.6%

Bank of Ireland Group PLC	Banks	12,404	67,911

Italy 2.7%

Eni SpA	Oil, Gas & Consumable Fuels	11,598	180,089

Tenaris SA	Energy Equipment & Services	11,975	134,965

			315,054

Japan 9.7%

Kirin Holdings Co. Ltd.	Beverages	8,300	182,535

Kyocera Corp.	Electronic Equipment, Instruments & Components	400	27,532

Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing	3,000	116,908

Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	8,400	206,532

ftinstitutional.com	Annual Report	31

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Global Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)

Japan (continued)

Seven & i Holdings Co. Ltd.	Food & Staples Retailing	4,800	$176,806

Sumitomo Metal Mining Co. Ltd.	Metals & Mining	3,200	104,355

Sumitomo Mitsui Financial Group Inc.	Banks	4,400	163,489

Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	4,291	171,048

			1,149,205

Luxembourg 0.7%

SES SA, IDR	Media	5,593	78,403

Netherlands 3.3%

ING Groep NV	Banks	14,103	169,039

NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	1,700	216,342

			385,381

Norway 1.3%

Yara International ASA	Chemicals	3,740	155,701

Singapore 0.9%

Singapore Telecommunications Ltd.	Diversified Telecommunication Services	42,304	105,980

South Korea 3.7%

Hana Financial Group Inc.	Banks	1,829	58,383

KB Financial Group Inc.	Banks	2,389	98,475

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	5,684	274,368

			431,226

Switzerland 2.8%

Novartis AG	Pharmaceuticals	868	82,436

Roche Holding AG	Pharmaceuticals	760	246,618

			329,054

Taiwan 1.3%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	2,740	159,194

United Kingdom 10.6%

BAE Systems PLC	Aerospace & Defense	34,173	255,631

BP PLC	Oil, Gas & Consumable Fuels	37,311	233,048

Johnson Matthey PLC	Chemicals	600	23,808

Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	7,282	215,992

Standard Chartered PLC	Banks	28,165	265,748

Vodafone Group PLC	Wireless Telecommunication Services	134,725	261,873

			1,256,100

United States 29.0%

Allergan PLC	Pharmaceuticals	1,440	275,284

Apache Corp.	Oil, Gas & Consumable Fuels	3,150	80,608

[a] Berkshire Hathaway Inc., B	Diversified Financial Services	800	181,200

Citigroup Inc.	Banks	3,420	273,224

Comcast Corp., A	Media	4,440	199,667

[a] CommScope Holding Co. Inc.	Communications Equipment	6,500	92,235

[a] Crown Holdings Inc.	Containers & Packaging	1,600	116,064

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3,000	209,340

Gilead Sciences Inc.	Biotechnology	1,910	124,112

32	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

Global Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)

United States (continued)

Johnson & Johnson	Pharmaceuticals	1,700	$247,979

Kellogg Co.	Food Products	1,900	131,404

The Kroger Co.	Food & Staples Retailing	9,800	284,102

[a] Laboratory Corp. of America Holdings	Health Care Providers & Services	1,400	236,838

Oracle Corp.	Software	3,910	207,152

United Parcel Service Inc., B	Air Freight & Logistics	900	105,354

Verizon Communications Inc.	Diversified Telecommunication Services	5,600	343,840

Wells Fargo & Co.	Banks	5,800	312,040

			3,420,443

Total Common Stocks (Cost $9,072,349)			11,123,622

Other Assets, less Liabilities 5.8%			684,045

Net Assets 100.0%			$11,807,667

See Abbreviations on page 56.

aNon-income producing

ftinstitutional.com	The accompanying notes are an integral part of these financial statements.	| Annual Report	33

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

International Equity Series

	Year Ended December 31,
	2019	2018	2017	2016	2015

Primary Shares

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.87	$21.99	$18.65	$19.05	$20.05

Income from investment operations[a]:

Net investment income[b]	0.64	0.42	0.45	0.45	0.45

Net realized and unrealized gains (losses)	1.06	(3.66)	3.81	(0.20)	(0.98)

Total from investment operations	1.70	(3.24)	4.26	0.25	(0.53)

Less distributions from:

Net investment income	(1.02)	(0.42)	(0.64)	(0.46)	(0.47)

Net realized gains	(0.01)	(3.46)	(0.28)	(0.19)	—

Total distributions	(1.03)	(3.88)	(0.92)	(0.65)	(0.47)

Net asset value, end of year	$15.54	$14.87	$21.99	$18.65	$19.05

Total return	11.57%	(14.87)%	22.92%	1.30%	(2.67)%

Ratios to average net assets

Expenses[c]	0.82%	0.80% [d]	0.78%	0.78%	0.78%

Net investment income	4.13%	1.98%	2.13%	2.44%	2.16%

Supplemental data

Net assets, end of year (000’s)	$1,695,980	$2,785,308	$4,412,494	$4,539,205	$5,077,937

Portfolio turnover rate	36.83% [e]	25.60% [e]	16.39% [e]	14.88%	16.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS

International Equity Series (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Service Shares

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.97	$22.07	$18.72	$19.11	$20.11

Income from investment operations[a]:

Net investment income[b]	0.98	0.38	0.39	0.42	0.36

Net realized and unrealized gains (losses)	0.70	(3.66)	3.85	(0.20)	(0.92)

Total from investment operations	1.68	(3.28)	4.24	0.22	(0.56)

Less distributions from:

Net investment income	(0.85)	(0.36)	(0.61)	(0.42)	(0.44)

Net realized gains	(0.01)	(3.46)	(0.28)	(0.19)	—

Total distributions	(0.86)	(3.82)	(0.89)	(0.61)	(0.44)

Net asset value, end of year	$15.79	$14.97	$22.07	$18.72	$19.11

Total return	11.34%	(15.01)%	22.73%	1.15%	(2.80)%

Ratios to average net assets

Expenses[c]	0.97%	0.95% [d]	0.93%	0.93%	0.93%

Net investment income	3.98%	1.83%	1.98%	2.29%	2.01%

Supplemental data

Net assets, end of year (000’s)	$700	$5,375	$14,164	$8,624	$12,525

Portfolio turnover rate	36.83% [e]	25.60% [e]	16.39% [e]	14.88%	16.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2019

International Equity Series

	Industry	Shares	Value
Common Stocks 96.4%
Canada 6.0%
Barrick Gold Corp.	Metals & Mining	2,377,200	$44,192,148
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,619,363	12,993,811
Wheaton Precious Metals Corp.	Metals & Mining	1,475,981	43,917,993

			101,103,952

China 4.7%
[a] Baidu Inc., ADR	Interactive Media & Services	130,188	16,455,763
China Mobile Ltd.	Wireless Telecommunication Services	3,091,264	25,984,343
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	57,067,581	23,508,712
Sinopharm Group Co. Ltd., H	Health Care Providers & Services	3,665,976	13,384,625

			79,333,443

Denmark 0.9%
A.P. Moeller-Maersk AS, B	Marine	10,698	15,425,979

France 14.3%
BNP Paribas SA	Banks	817,965	48,461,321
Cie Generale des Etablissements Michelin SCA	Auto Components	228,973	28,014,891
Compagnie de Saint-Gobain	Building Products	550,517	22,534,271
Credit Agricole SA	Banks	1,383,320	20,050,866
Sanofi	Pharmaceuticals	430,266	43,243,605
Total SA	Oil, Gas & Consumable Fuels	705,140	38,906,340
Veolia Environnement SA	Multi-Utilities	1,581,722	42,057,323

			243,268,617

Germany 11.9%
Bayer AG	Pharmaceuticals	340,102	27,770,272
Deutsche Telekom AG	Diversified Telecommunication Services	3,441,160	56,226,925
E.ON SE	Multi-Utilities	4,272,591	45,634,219
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	403,551	29,851,008
Merck KGaA	Pharmaceuticals	96,019	11,344,142
Siemens AG	Industrial Conglomerates	236,164	30,865,167

			201,691,733

Hong Kong 3.9%
CK Asset Holdings Ltd.	Real Estate Management & Development	4,382,294	31,634,310
CK Hutchison Holdings Ltd.	Industrial Conglomerates	2,489,794	23,740,320
Sun Hung Kai Properties Ltd.	Real Estate Management & Development	429,600	6,577,170
Swire Pacific Ltd., A	Real Estate Management & Development	543,300	5,047,922

			66,999,722

Ireland 1.2%
Bank of Ireland Group PLC	Banks	3,650,275	19,984,960

Italy 2.6%
Eni SpA	Oil, Gas & Consumable Fuels	2,347,233	36,446,888
Tenaris SA	Energy Equipment & Services	724,606	8,166,724

			44,613,612

36	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

International Equity Series (continued)

	Industry	Shares	Value
Common Stocks (continued)

Japan 17.2%

Astellas Pharma Inc.	Pharmaceuticals	391,900	$6,743,529

Isuzu Motors Ltd.	Automobiles	1,768,800	21,142,592

Kirin Holdings Co. Ltd.	Beverages	1,490,300	32,774,944

Kyocera Corp.	Electronic Equipment, Instruments & Components	161,700	11,129,662

Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing	572,900	22,325,572

Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	1,683,590	41,394,548

Seven & i Holdings Co. Ltd.	Food & Staples Retailing	883,200	32,532,317

Sumitomo Metal Mining Co. Ltd.	Metals & Mining	845,600	27,575,858

Sumitomo Mitsui Financial Group Inc.	Banks	954,600	35,469,747

Suntory Beverage & Food Ltd.	Beverages	364,879	15,259,950

Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	1,128,828	44,997,312

			291,346,031

Luxembourg 1.3%

SES SA, IDR	Media	1,582,162	22,178,945

Netherlands 3.8%

ING Groep NV	Banks	2,812,146	33,706,544

NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	244,796	31,152,739

			64,859,283

Norway 2.5%

Equinor ASA	Oil, Gas & Consumable Fuels	877,753	17,550,060

Yara International ASA	Chemicals	600,987	25,019,820

			42,569,880

Singapore 1.4%

Singapore Telecommunications Ltd.	Diversified Telecommunication Services	9,381,676	23,503,009

South Korea 5.5%

Hana Financial Group Inc.	Banks	547,041	17,461,927

KB Financial Group Inc.	Banks	583,936	24,069,888

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	1,072,201	51,755,479

			93,287,294

Switzerland 2.8%

Novartis AG	Pharmaceuticals	176,242	16,738,118

Roche Holding AG	Pharmaceuticals	93,094	30,208,769

			46,946,887

Taiwan 2.0%

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,073,492	34,011,763

United Kingdom 14.4%

BAE Systems PLC	Aerospace & Defense	5,586,221	41,787,690

BP PLC	Oil, Gas & Consumable Fuels	6,915,243	43,193,342

Johnson Matthey PLC	Chemicals	562,543	22,322,000

Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,226,200	36,370,388

Standard Chartered PLC	Banks	5,467,594	51,588,836

ftinstitutional.com	Annual Report	37

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS

International Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)

Vodafone Group PLC	Wireless Telecommunication Services	25,273,210	$49,125,125

			244,387,381

Total Common Stocks (Cost $1,289,888,528)			1,635,512,491

Short Term Investments (Cost $47,789,147) 2.8%

Money Market Funds 2.8%

United States 2.8%

[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.26%		47,789,147	47,789,147

Total Investments (Cost $1,337,677,675) 99.2%			1,683,301,638

Other Assets, less Liabilities 0.8%			13,378,855

Net Assets 100.0%			$1,696,680,493

See Abbreviations on page 56.

aNon-income producing.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

December 31, 2019

	Foreign Smaller Companies Series	Global Equity Series

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$581,246,997	$ 9,072,349
Cost - Non-controlled affiliates (Note 3d)	1,722,366	—

Value - Unaffiliated issuers+	$786,626,072	$11,123,622
Value - Non-controlled affiliates (Note 3d)	1,722,366	—
Cash	10,753	221,937
Foreign currency, at value (cost $13,225 and $—, respectively)	13,351	—
Receivables:
Investment securities sold	16,301,104	—
Capital shares sold	208,205	—
Dividends	2,355,111	449,037
European Union tax reclaims	856,312	48,600
Affiliates	—	24,382
Other assets	100	30

Total assets	808,093,374	11,867,608

Liabilities:
Payables:
Investment securities purchased	113,442	—
Capital shares redeemed	22,487,085	529
Management fees	640,054	—
Transfer agent fees	17,688	359
Custodian fees	54,662	3,402
Professional fees	59,728	49,548
Payable upon return of securities loaned	1,722,366	—
Accrued expenses and other liabilities	27,709	6,103

Total liabilities	25,122,734	59,941

Net assets, at value	$782,970,640	$11,807,667

Net assets consist of:
Paid-in capital	$593,263,744	$ 5,383,711
Total distributable earnings (losses)	189,706,896	6,423,956

Net assets, at value	$782,970,640	$11,807,667

Shares outstanding	36,587,719	1,451,264

Net asset value per share	$21.40	$8.14

+Includes securities loaned	$ 1,673,840	$ —

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

December 31, 2019

International Equity Series

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,289,888,528
Cost - Non-controlled affiliates (Note 3d)	47,789,147

Value - Unaffiliated issuers	$1,635,512,491

Value - Non-controlled affiliates (Note 3d)	47,789,147
Receivables:
Investment securities sold	3,937,741
Capital shares sold	553,776
Dividends	12,803,993
European Union tax reclaims	7,131,032
Other assets	355

Total assets	1,707,728,535

Liabilities:
Payables:
Investment securities purchased	7,696,393
Capital shares redeemed	1,864,688
Management fees	1,133,015
Transfer agent fees	53,747
Custodian fees	97,724
Professional fees	67,380
Accrued expenses and other liabilities	135,095

Total liabilities	11,048,042

Net assets, at value	$1,696,680,493

Net assets consist of:
Paid-in capital	$1,341,529,849
Total distributable earnings (losses)	355,150,644

Net assets, at value	$1,696,680,493

Primary Shares:
Net assets, at value	$1,695,980,452

Shares outstanding	109,129,269

Net asset value per share	$15.54

Service Shares:
Net assets, at value	$700,041

Shares outstanding	44,327

Net asset value per share	$15.79

40	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the year ended December 31, 2019

	Foreign Smaller Companies Series	Global Equity Series

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 18,580,945	$ 6,579,935
Interest: (net of foreign taxes)~
Unaffiliated issuers	751,297	112,673
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	351,449	—
Non-controlled affiliates (Note 3d)	237,044	816
Other income (Note 1d)	134,739	—
Total investment income	20,055,474	6,693,424

Expenses:
Management fees (Note 3a)	7,602,298	1,459,312
Transfer agent fees (Note 3c)	214,438	39,860
Custodian fees (Note 4)	114,247	46,234
Reports to shareholders	32,280	7,480
Registration and filing fees	38,892	26,741
Professional fees	100,954	86,200
Trustees’ fees and expenses	66,406	18,121
Other	33,010	11,245
Total expenses	8,202,525	1,695,193
Expenses waived/paid by affiliates (Note 3d and 3e)	(42,724)	(35,892)
Net expenses	8,159,801	1,659,301
Net investment income	11,895,673	5,034,123

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	2,984,277	3,554,923
Foreign currency transactions	135,790	(110,532)
Net realized gain (loss)	3,120,067	3,444,391
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	149,743,394	12,337,368
Translation of other assets and liabilities denominated in foreign currencies	(89,126)	331
Net change in unrealized appreciation (depreciation)	149,654,268	12,337,699
Net realized and unrealized gain (loss)	152,774,335	15,782,090
Net increase (decrease) in net assets resulting from operations	$164,670,008	$20,816,213
*Foreign taxes withheld on dividends	$ 2,026,598	$ 555,797
~Foreign taxes withheld on interest	$ —	$ 4,869
#Net of foreign taxes	$ —	$ 6

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended December 31, 2019

International Equity Series

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$117,552,798
Non-controlled affiliates (Note 3d)	498,910
Interest: (net of foreign taxes)
Unaffiliated issuers	109,340
Income from securities loaned:
Non-controlled affiliates (Note 3d)	32,420

Total investment income	118,193,468

Expenses:
Management fees (Note 3a)	18,255,262
Transfer agent fees: (Note 3c)
Primary Shares	602,112
Service Shares	882
Sub-transfer agent fees - Service Shares (Note 3c)	6,828
Custodian fees (Note 4)	269,134
Reports to shareholders	34,826
Registration and filing fees	71,264
Professional fees	149,435
Trustees’ fees and expenses	220,069
Other	57,116

Total expenses	19,666,928
Expenses waived/paid by affiliates (Note 3d and 3e)	(103,207)

Net expenses	19,563,721

Net investment income	98,629,747

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#,+
Unaffiliated issuers	110,471,369
Foreign currency transactions	(1,965,691)

Net realized gain (loss)	108,505,678

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	43,255,279
Translation of other assets and liabilities denominated in foreign currencies	(463,514)

Net change in unrealized appreciation (depreciation)	42,791,765

Net realized and unrealized gain (loss)	151,297,443

Net increase (decrease) in net assets resulting from operations	$249,927,190

*Foreign taxes withheld on dividends	$ 9,256,684
#Net of foreign taxes	$ 6,337
+Includes gains from a redemption in-kind (Note 11)	$ 5,298,021

42	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Foreign Smaller Companies Series		Global Equity Series
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Increase (decrease) in net assets:

Operations:

Net investment income	$11,895,673	$14,872,890	$5,034,123	$4,628,352

Net realized gain (loss)	3,120,067	76,115,950	3,444,391	42,517,869

Net change in unrealized appreciation (depreciation)	149,654,268	(270,897,599)	12,337,699	(89,416,723)

Net increase (decrease) in net assets resulting from operations	164,670,008	(179,908,759)	20,816,213	(42,270,502)

Distributions to shareholders	(24,074,759)	(96,356,359)	(5,710,195)	(40,339,519)

Capital share transactions (Note 2)	(97,200,893)	(24,338,362)	(246,698,371)	(1,005,433)

Net increase (decrease) in net assets	43,394,356	(300,603,480)	(231,592,353)	(83,615,454)

Net assets:

Beginning of year	739,576,284	1,040,179,764	243,400,020	327,015,474

End of year	$782,970,640	$739,576,284	$11,807,667	$243,400,020

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	International Equity Series
	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:

Operations:

Net investment income	$98,629,747	$76,660,603

Net realized gain (loss)	108,505,678	565,956,288

Net change in unrealized appreciation (depreciation)	42,791,765	(1,199,625,353)

Net increase (decrease) in net assets resulting from operations	249,927,190	(557,008,462)

Distributions to shareholders:

Primary Shares	(110,720,036)	(637,173,060)

Service Shares	(37,634)	(1,520,248)

Total distributions to shareholders	(110,757,670)	(638,693,308)

Capital share transactions: (Note 2)

Primary Shares	(1,228,181,281)	(435,086,569)

Service Shares	(4,991,010)	(5,186,724)

Total capital share transactions	(1,233,172,291)	(440,273,293)

Net increase (decrease) in net assets	(1,094,002,771)	(1,635,975,063)

Net assets:

Beginning of year	2,790,683,264	4,426,658,327

End of year	$1,696,680,493	$2,790,683,264

44	Annual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). International Equity Series offers Primary and Service Shares. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

ftinstitutional.com	Annual Report	45

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, Global Equity Series and International Equity Series had no securities on loan.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

46	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is

ftinstitutional.com	Annual Report	47

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

g.  Guarantees and Indemnifications (continued)

unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Foreign Smaller Companies Series		Global Equity Series

	Shares	Amount	Shares	Amount

Year ended December 31, 2019

Shares sold	8,611,598	$170,364,115	376,208	$3,083,790

Shares issued in reinvestment of distributions	1,009,567	21,290,168	747,408	5,710,195

Shares redeemed	(14,221,258)	(288,855,176)	(31,877,795)	(255,492,356)

Net increase (decrease)	(4,600,093)	$(97,200,893)	(30,754,179)	$(246,698,371)

Year ended December 31, 2018

Shares sold	6,842,715	$162,910,674	85,559	$876,948

Shares issued in reinvestment of distributions	4,713,629	87,292,455	5,328,643	40,339,518

Shares redeemed	(11,846,909)	(274,541,491)	(4,091,307)	(42,221,899)

Net increase (decrease)	(290,565)	$(24,338,362)	1,322,895	$(1,005,433)

	International Equity Series

	Shares	Amount

Primary Shares:

Year ended December 31, 2019

Shares sold	18,050,479	$283,546,929

Shares issued in reinvestment of distributions	6,269,496	96,463,056

Shares redeemed in-kind (Note 11)	(2,752,970)	(43,653,289)

Shares redeemed	(99,738,674)	(1,564,537,977)

Net increase (decrease)	(78,171,669)	$(1,228,181,281)

Year ended December 31, 2018

Shares sold	15,662,166	$325,319,078

Shares issued in reinvestment of distributions	36,602,476	566,322,098

Shares redeemed in-kind (Note 11)	(5,016,384)	(93,431,162)

Shares redeemed	(60,570,466)	(1,233,296,583)

Net increase (decrease)	(13,322,208)	$(435,086,569)

48	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

	International Equity Series

	Shares	Amount

Service Shares:
Year ended December 31, 2019
Shares sold	282,815	$4,436,390
Shares issued in reinvestment of distributions	2,411	37,634
Shares redeemed.	(599,915)	(9,465,034)

Net increase (decrease)	(314,689)	$(4,991,010)

Year ended December 31, 2018
Shares sold	139,737	$2,896,584
Shares issued in reinvestment of distributions	93,866	1,508,078
Shares redeemed.	(516,313)	(9,591,386)

Net increase (decrease)	(282,710)	$(5,186,724)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

ftinstitutional.com	Annual Report	49

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

International Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

For the year ended December 31, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series
0.950%	0.780%	0.764%

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Funds. The fee is paid by TIC based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

50	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series
Transfer agent fees	$213,621	$39,860	$602,502

International Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Foreign Smaller Companies Series

Non-Controlled Affiliates
								Income from
								securities
								loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$19,099,595	$76,344,564	$(93,721,793)	$ —	$ —	$1,722,366	1,722,366	$237,044

Global Equity Series

Non-Controlled Affiliates
								Income from
								securities
								loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$—	$3,702,403	$(3,702,403)	$ —	$ —	$—	—	$ 816

International Equity Series

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$29,986,483	$1,079,413,687	$(1,061,611,023)	$ —	$ —	$47,789,147	47,789,147	$498,910

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
International Equity Series (continued)
Non-Controlled Affiliates (continued)
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$—	$135,306,425	$(135,306,425)	$—	$—	$—	—	$32,420

Total Affiliated Securities	$29,986,483	$1,214,720,112	$(1,196,917,448)	$—	$—	$47,789,147		$531,330

e. Waiver and Expense Reimbursements

Effective November 22, 2019, TIC has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Global Equity Series so that the expenses (excluding acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund do not exceed 0.88%, based on the average net assets of the Fund until November 22, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended December 31, 2019, were as follows:

Foreign Smaller Companies Series
Purchases	$6,611,935
Sales	$—

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, Foreign Smaller Companies Series had post-October capital losses of $11,045,868.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the years ended December 31, 2019 and 2018, were as follows:

	Foreign Smaller Companies Series		Global Equity Series
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$13,764,473	$7,955,394	$621,639	$8,061,699
Long term capital gain	10,310,286	88,400,965	5,088,556	32,277,820

	$24,074,759	$96,356,359	$5,710,195	$40,339,519

	International Equity Series
	2019	2018
Distributions paid from:
Ordinary income	$109,524,076	$77,972,193
Long term capital gain	1,233,593	560,721,115

	$110,757,669	$638,693,308

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series
Cost of investments	$588,557,812	$9,111,005	$1,354,164,723

Unrealized appreciation	$237,930,770	$2,229,372	$397,761,385
Unrealized depreciation	(38,140,144)	(216,755)	(68,624,470)

Net unrealized appreciation (depreciation)	$199,790,626	$2,012,617	$329,136,915

Distributable earnings:
Undistributed ordinary income	$86,918	$4,365,042	$616,210
Undistributed long term capital gains	—	—	18,350,738

Total distributable earnings	$86,918	$4,365,042	$18,966,948

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.

The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the year ended December 31, 2019, were as follows:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series

Purchases	$300,218,987	$ 78,024,125	$ 857,235,057
Sales	$406,510,164	$317,909,201	$2,117,454,989

At December 31, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Foreign Smaller Companies Series

Securities lending transactions[a]:
Equity investments[b]	$1,722,366

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Shareholder Concentrations

Global Equity Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2019, there was one unaffiliated shareholder holding 91.3% of the Fund’s outstanding shares.

Effective January 15, 2020, Global Equity Series processed a significant shareholder redemption, valued at $10,835,612. Following this redemption, the Fund processed a significant subscription for Franklin Resources Inc., an affiliate of the Fund, who then owned 85.3% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Upcoming Liquidation

On February 25, 2020, the Board for Global Equity Series approved a proposal to liquidate the Fund. The Fund is scheduled to liquidate on or about April 24, 2020.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended December 31, 2019, the Funds did not use the Global Credit Facility.

11. Redemption In-Kind

During the years ended December 31, 2019, and December 31, 2018, International Equity Series realized $5,298,021 and $7,694,963, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Foreign Smaller Companies Series

Assets:
Investments in Securities:[a]
Equity Investments[b]	$750,726,072	$—	$—	$750,726,072
Short Term Investments	1,722,366	35,900,000	—	37,622,366

Total Investments in Securities	$752,448,438	$35,900,000	$—	$788,348,438

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Global Equity Series

Assets:
Investments in Securities:[a]
Equity Investments	$11,123,622	$—	$—	$11,123,622

International Equity Series

Assets:
Investments in Securities:[a]
Equity Investments	$1,635,512,491	$—	$—	$1,635,512,491
Short Term Investments	47,789,147	—	—	47,789,147

Total Investments in Securities	$1,683,301,638	$—	$—	$1,683,301,638

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, as well as other equity interests.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
IDR	International Depositary Receipt

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Templeton Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Institutional Funds and Shareholders of Foreign Smaller Companies Series, Global Equity Series and International Equity Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Foreign Smaller Companies Series, Global Equity Series and International Equity Series (the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Events

As discussed in Note 9 to the Financial Statements, on February 25, 2020, the Board of Trustees of the Templeton Institutional Funds approved a proposal to liquidate the Global Equity Series.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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TEMPLETON INSTITUTIONAL FUNDS

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2019:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series

$12,480,214	$7,083,029	$43,746,790

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series

$ —	$125,496	$ —

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series

0.00%	100.00%	0.00%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series

$12,407,918	$6,333,068	$77,886,112

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2019, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Foreign Smaller Companies Series
Fund Shares	$0.0489	$0.3685	$0.2405
Global Equity Series
Fund Shares	$0.3911	$3.0528	$2.5954

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TEMPLETON INSTITUTION FUNDS

TAX INFORMATION

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
International Equity Series
Primary Shares	$0.0885	$1.0280	$0.6314
Service Shares	$0.0885	$0.8575	$0.5267

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Funds, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Funds.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2019. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2019 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INSTITUTIONAL FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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TEMPLETON INSTITUTIONAL FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON INSTITUTIONAL FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1990	21	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards. Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alan Bartlett (1970) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since December 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Templeton Global Advisors Limited; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton; Chairman of the Board, Goodhart Partners; and formerly, Chief Executive Officer, Goodhart Partners (2009-2019).

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer		Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton ; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton; and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; and officer of 41 of the investment companies in Franklin Templeton.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

64	Annual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment manager has established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Templeton Institutional Funds
Investment Manager	Distributor	Shareholder Services
Templeton Investment	Franklin Templeton Distributors, Inc.	(800) 321-8563
Counsel, LLC		ftinstitutional.com

© 2020 Franklin Templeton Investments. All rights reserved.	ZTIF A 02/20

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $156,080 for the fiscal year ended December 31, 2019 and $150,963 for the fiscal year ended December 31, 2018.

(b)	Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,133 for the fiscal year ended December 31, 2019 and $3,102 for the fiscal year ended December 31, 2018. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $2,211 for the fiscal year ended December 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $160,144 for the fiscal year ended December 31, 2019 and $7,500 for the fiscal year ended December 31, 2018. The services for which these fees were paid included valuation Services related to Fair Value engagement and issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $183,277 for the fiscal year ended December 31, 2019 and $12,813 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By	S\ MATTHEW T. HINKLE
Matthew t. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

By	S\ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date February 28, 2020